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                                                                   Exhibit 10.49

                               AMENDMENT NO. 1 TO

                              EMPLOYMENT AGREEMENT

     This Amendment No. 1 (this "Amendment") to that certain Employment Agreement, dated as of September 1, 2000 (the "Agreement"), by and between Michael S. Simon ("Employee") and Razorfish, Inc. (the "Company"), is made as of October 1, 2000. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as those set forth in the Agreement.

     WHEREAS, the parties hereto desire to amend the Agreement, as provided below.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties, intending to be legally bound, agree as follows:

     1. Amendment to Section 3.02(b)(i) of the Agreement. The first sentence of
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Section 3.02(b)(i) of the Agreement is hereby amended to read in full as follows:

                           Executive shall receive options (each an "Initial Option") to acquire Two Hundred Thousand (200,000) shares of the common stock of the Company (the "Common Stock") at the closing market price of the Common Stock as of the first date immediately following the Effective Date upon which such Options shall be available for grant by the Company to the Executive in accordance with the Company's option plans.

     2. Governing Law. This Amendment shall be construed in accordance with and
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governed by the laws of the State of New York without regard to choice of law principles.

     4. Counterparts. This Amendment may be executed in any number of
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counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     5. Effect of Amendment. Except as expressly provided in this Amendment, the
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Agreement shall remain unmodified and in full force and effect.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment to be duly executed, all as of the day and year first above written.

RAZORFISH, INC.                                        EMPLOYEE

By:
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Jeffrey A. Dachis

Title: Chief Executive Officer                         Michael Simon